Exhibit 10.21

Dealer Manager and Solicitation Agent Agreement

August 21, 2023

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

As Dealer Manager

Ladies and Gentlemen:

Nerdy Inc., a Delaware corporation (the “Company”), proposes to make an offer (together with any amendments, supplements or extensions thereof (the “Offer”) for any and all of its Outstanding Securities (as defined below) in exchange for consideration consisting of 0.250 shares of the Company’s class A common stock, par value $0.0001 per share (the “Common Stock”) for each of the Outstanding Securities tendered (the “Exchange Securities”).

In conjunction with the Offer, the Company proposes to solicit (the “Solicitation”) consents (the “Consents”) of the holders of the Outstanding Securities to the adoption of certain proposed amendments (the “Proposed Amendments”) to the terms of the Outstanding Securities. If Consents are received from the holders of at least 50% of the then outstanding Public Warrants and Forward Purchase Warrants, voting as a single class, and at least 50% of the then outstanding Private Placement Warrants, voting as a single class (which are the minimum thresholds required to amend that certain warrant agreement, dated October 9, 2020, by and between TPG Pace Tech Opportunities Corp., a Cayman Islands exempted company (“TPG Pace”) and the Company’s predecessor, and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”)), the proposed amendments to the Warrant Agreement set forth in the Offer Materials shall be adopted (the “Warrant Amendment”).

The Company’s outstanding warrants subject to the Offer consist of warrants (i) sold as part of the units in the initial public offering (the “IPO”) (whether they were purchased in the IPO or thereafter in the open market) (the “Public Warrants”) of TPG Pace and (ii) issued in private placements pursuant to forward purchase agreements (the “Forward Purchase Warrants” and, together with the Public Warrants, the “Outstanding Securities”), in each case governed by the Warrant Agreement.

The Offer and the Solicitation will be made on the terms and subject to the conditions set forth in the Preliminary Prospectus (as defined herein) and the related Letter of Transmittal and Consent (the “Letter of Transmittal”), copies of which have been filed as part of, or as an exhibit to, the Registration Statement (as defined herein).

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4 on August 21, 2023, providing for the registration of the Exchange Securities (the “Pre-Effective Registration Statement”) under the Securities Act of 1933, as amended, and the applicable rules and regulations adopted by the Commission thereunder (collectively, the “Securities Act”). Except where the context otherwise requires, as used herein, the term “Registration Statement” refers to the Pre-Effective Registration Statement, as amended (if applicable), when it becomes effective, including the exhibits thereto and all documents incorporated by reference therein as of the date of effectiveness, provided that if the Company files a registration statement with the Commission pursuant to Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”) after the Pre-Effective Registration Statement, as amended (if applicable), becomes effective, then after any such filing, all references to “Registration Statement” shall be deemed to include the Rule 462(b) Registration Statement. Any preliminary prospectus and consent solicitation statement included in the Pre-Effective Registration Statement or in any amendment thereto prior to the effectiveness of the Registration Statement, or any preliminary prospectus and consent solicitation statement filed with the Commission pursuant to Rule 424(a) under the Securities Act, in each case, including all documents incorporated therein by reference, is referred to herein as a “Preliminary Prospectus.” The final prospectus and consent solicitation statement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, including all documents incorporated therein by reference as of date of such final prospectus and consent solicitation statement, is referred to herein as the “Prospectus.”

The Registration Statement, the Prospectus, the Letter of Transmittal, the Rule 165 Material (as defined herein), the Schedule TO (as defined herein) and all other documents, if any, filed or to be filed by the Company with the Commission or any other federal, state or local or other governmental or regulatory agency or authority relating to the Offer or the Solicitation or sent to holders of Outstanding Securities and such other documents (including, without limitation, any investor presentation, advertisements, press releases or summaries relating to the Offer and any forms of letters to brokers, dealers, banks, trust companies and other nominees relating to the Offer or the Solicitation) as the Company may authorize for use in connection with the Offer and the Solicitation, as amended or supplemented from time to time, are collectively referred to as the “Offer Materials.”

The terms “amend,” “amendment” or “supplement,” when used in connection with the Registration Statement or the Prospectus, shall be deemed to refer to and include any documents filed after the effective date of the Registration Statement or the date of the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein and, when such terms are used in connection with the Offer Materials, shall be deemed to refer to and include documents deemed to be incorporated by reference in the Registration Statement or Prospectus that are filed under the Exchange Act and deemed to be incorporated by reference therein, as applicable. Any written communication made in connection with or relating to the Offer and Solicitation in reliance on Rule 165 of the Securities Act, and filed by the Company with the Commission pursuant to Rule 425 under the Securities Act, is referred to herein as “Rule 165 Material.”

1. Engagement.

(a) The Company hereby engages you to act as its exclusive dealer manager and solicitation agent (the “Dealer Manager”) in connection with the Offer and Solicitation, and, on the basis of the representations, warranties and agreements contained herein, you hereby accept such engagement upon the terms and subject to the conditions set forth in this Agreement.

(b) As Dealer Manager, you agree, in accordance with your firm’s customary practice, to perform those services in connection with the Offer and Solicitation as are customarily performed by investment banks in connection with exchange offers and consent solicitations of like nature, including, without limitation, using reasonable best efforts to solicit tenders of Outstanding Securities in exchange for Exchange Securities and deliveries of Consents pursuant to the Offer and Solicitation in the United States.

(c) The Company authorizes you to communicate with Continental Stock Transfer & Trust Company, who has been engaged to serve as the warrant agent and Innisfree M&A Incorporated, who has been engaged to serve as the information agent, with respect to matters relating to the Offer and Solicitation. Continental Stock Transfer & Trust Company is hereinafter referred to as the “Warrant Agent” and Innisfree M&A Incorporated is hereinafter referred to as the “Information Agent” as the context requires. The Company has instructed or will instruct the Warrant Agent to advise you at least daily in written reports as to the total number of Outstanding Securities that have been validly tendered and not validly withdrawn pursuant to the Offer and as to which Consents have been validly delivered and not validly revoked pursuant to the Solicitation, and such other matters in connection with the Offer and Solicitation as you may reasonably request.

(d) The Company will use its reasonable best efforts to cause you to be provided with lists or other records in such form as you may reasonably request showing the names and addresses of, and the total number of Outstanding Securities held by, the holders of the Outstanding Securities as of a recent date and will use its reasonable best efforts to cause you to be advised from day to day during the period of the Offer and the Solicitation as to any transfers of Outstanding Securities of which the Company or the Warrant Agent becomes aware.

(e) The Company shall have sole authority for the acceptance or rejection of any and all tenders of Outstanding Securities and all deliveries of Consents to the Proposed Amendments. The Company acknowledges and agrees that you shall have no liability (in tort, contract or otherwise) to the Company, its affiliates or any other person for any losses, claims, damages, liabilities and expenses (each a “Loss” and, collectively, the “Losses”) arising from any act or omission on the part of any broker or dealer in securities (a “Dealer”), bank or trust company, or any other person in connection with the Offer or Solicitation, and neither the Dealer Manager nor any of its affiliates shall be liable for any Losses arising from its own acts or omissions in performing its obligations as a dealer manager or as a Dealer in connection with the Offer or the Solicitation or otherwise in connection with the Offer and the Solicitation, except for any such Losses that are finally judicially determined to have resulted primarily from its bad faith, gross negligence or willful misconduct. In soliciting or obtaining tenders of Outstanding Securities for Exchange Securities and deliveries of Consents to the Proposed Amendments, no Dealer, bank or trust company is to be deemed to be acting as your agent or the agent of the Company or any of its affiliates, and you shall not be deemed the agent of any Dealer, bank or trust company or an agent of, or a fiduciary or a financial advisor to, the Company or any of its affiliates, equity holders, creditors or any other person. In soliciting or obtaining tenders of Outstanding Securities for Exchange Securities and deliveries of Consents to the Proposed Amendments, you shall not be, nor shall you be deemed for any purpose, to act as a partner or joint venturer of, or a member of a syndicate or group with, the Company or any of its affiliates in connection with the Offer or Solicitation, any exchange of Outstanding Securities for Exchange Securities or otherwise, and neither the Company nor any of its affiliates shall be deemed to act as your agents.

(f) The Company acknowledges and agrees that (i) you have been retained solely to provide the services set forth herein, and in rendering such services you shall act as an independent contractor and any duties arising out of your engagement hereunder shall be owed solely to the Company; (ii) you may perform the services contemplated hereby through or in conjunction with your affiliates, and any of your affiliates performing services hereunder shall be entitled to the benefits and be subject to the terms and conditions of this Agreement; and (iii) you are a securities firm engaged in securities trading and brokerage activities and providing investment banking and financial advisory services, and in the ordinary course of business, you and your affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for your own account or the accounts of customers, in debt or equity securities of the Company, or its respective affiliates or other entities that may be involved in the transactions contemplated hereby). Additionally, the Company acknowledges and agrees that you are not advising the Company or any other person as to any legal, regulatory, tax, investment, accounting or financial matters in any jurisdiction. The Company and such other persons must consult with their own advisors concerning such matters and will be responsible for making their own independent investigation and appraisal of the terms of the Offer and the Solicitation, and you shall have no responsibility or liability to the Company or any of its affiliates or securityholders with respect thereto. The Company acknowledges that Offer Materials have been or will be prepared and approved by, and are the sole responsibility of, the Company, except for any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information (as defined herein). Any review by you of the Company, the Offer and the Solicitation or other matters relating to the Offer and Solicitation will be performed solely for your benefit and shall not be on behalf of the Company or any of its affiliates or securityholders.

2. Compensation and Expenses.

(a) Upon the closing of the Exchange (and provided that holders of at least 50% of the then outstanding Public Warrants and Forward Purchase Warrants, voting as a single class, and at least 50% of the then outstanding Private Placement Warrants, voting as a single class, have consented to the Warrant Amendment), the Company shall pay, or cause to be paid, to J.P. Morgan a fee in an amount equal to $750,000 (the “Flat Fee”). Alternatively, if the Exchange is consummated and holders of less than 50% of the then outstanding Public Warrants and Forward Purchase Warrants, voting as a single class, and less than 50% of the then outstanding Private Placement Warrants, voting as a single class, have consented to the Warrant Amendment, the Company shall pay, or cause to be paid, to J.P. Morgan a fee in an amount equal to the product of (x) the Flat Fee and (y) such percentage of then outstanding Warrants held by holders that have consented to the Warrant Amendment, in lieu of the fee described in the first sentence of this Section 1 (the “Prorated Fee”). In addition to either the Flat Fee or the Prorated Fee, the Company may pay, or cause to be paid, to J.P. Morgan a fee in an amount equal to $250,000 at the Company’s sole discretion.

(b) The Company further agrees to pay directly for (i) all fees and expenses incurred in relation to the preparation, printing, filing, mailing or other distribution of all Offer Materials, (ii) all fees and expenses of the Warrant Agent and the Information Agent , (iii) all advertising charges in connection with the Offer and Solicitation, including those of any public relations firm or other person or entity rendering services in connection therewith, (iv) all fees, if any, payable to Dealers (including you) and banks and trust companies as reimbursement for their customary mailing and handling fees and expenses incurred in forwarding the Offer Materials to their customers, (v) the preparation, printing, authentication, issuance and delivery of the Exchange Securities, including any stamp, transfer or similar taxes in connection with the original issuance and exchange of the Exchange Securities for Outstanding Securities, (vi) the preparation, printing (or reproduction) and delivery of this Agreement and the Warrant Amendment effecting the Proposed Amendments, and all other agreements or documents printed (or reproduced) and delivered in connection with the Offer and Solicitation, (vii) any registration or qualification of the Exchange Securities for offer and sale under the securities or blue sky laws of the several states of the United States (including filing fees relating to such registration and qualification and the preparation of any blue sky memorandum), (viii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with investor presentations; (ix) the fees and expenses of the accountants of the Company and the fees and expenses of counsel (including local and special counsel) for the Company; (x) all expenses and application fees related to the listing of the Exchange Securities on the New York Stock Exchange and to reimburse you for (xi) all other fees and expenses incurred by you in connection with the Offer and Solicitation or otherwise in connection with the performance of your services hereunder (but subsequently reflecting any and all discounts and adjustments). Notwithstanding the foregoing, the reimbursable expenses to the Dealer Manager included in clause (xi) above shall include only 50% of any fees and expenses of the Dealer Manager’s legal counsel retained by the Dealer Manager in respect of the Offer and Solicitation, and such reimbursable expenses (other than any expenses contemplated by Section 6 hereof) shall not exceed $160,000 in the aggregate.

(c) The Company shall perform its obligations set forth in this Section 2(c) whether or not the Company exchanges any Outstanding Securities for Exchange Securities pursuant to the Offer or the Proposed Amendments are consented to by the holders of the Outstanding Securities.

(d) All payments to be made by the Company pursuant to this Section 2 shall be made reasonably promptly after the expiration or termination of the Offer and the Solicitation or your withdrawal as a Dealer Manager, against delivery to the Company of statements therefor. All amounts payable under this Agreement shall be paid in immediately available funds in U.S. dollars, without setoff, and are net of all applicable withholding and similar taxes.

3. Covenants of the Company. The Company covenants and agrees with you that:

(a) Assuming receipt of the requisite Consents to adopt the Proposed Amendments, upon the terms and subject to the conditions of the Offer and the Solicitation, the Company will promptly execute and deliver, and will arrange for the Warrant Agent to promptly execute and deliver, the Warrant Amendment as contemplated by the Offer Materials. Upon the terms and subject to the conditions of the Offer and the Solicitation, the Company will promptly accept for exchange Outstanding Securities validly tendered and not validly withdrawn and will promptly issue the Exchange Securities payable in respect of such exchanged Outstanding Securities. Promptly following the completion of the Offer, the Company will cancel and retire all Outstanding Securities accepted for exchange pursuant to the Offer.

(b) The Company will furnish you, at its expense, with signed copies of the Registration Statement (including exhibits thereto) and with as many copies as you may reasonably request of the Offer Materials from the date hereof to and including the date of the issuance of the Exchange Securities pursuant to the Offer and Solicitation. The Company authorizes you to use copies of the Offer Materials in connection with the performance of your duties hereunder.

(c) The Company will advise you promptly, after it receives notice, or otherwise becomes aware, of (i) the occurrence of any event that could reasonably be expected to cause the Company to withdraw, rescind or terminate the Offer or Solicitation or would permit the Company to exercise any right not to exchange Outstanding Securities tendered pursuant to the Offer for Exchange Securities, (ii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which would require the making of any change in any of the Offer Materials then being used or would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect or as a result of which the Offer Materials as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (iii) any proposal by the Company, request by the Commission or requirement to make, amend or supplement any Offer Materials or any filing pursuant to the Securities Act, the Exchange Act or any other applicable law, rule or regulation, (iv) the issuance by the Commission or any Other Agency (as defined below) of any comment or order or the taking of any other action concerning the Offer or Solicitation or any document incorporated by reference in the Offer Materials (and, if in writing, the Company will furnish you with a copy thereof), (v) the issuance by the Commission or any Other Agency of any stop order or of any order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus or suspending the qualification of the Exchange Securities for offering or exchange for Outstanding Securities in any jurisdiction, or of the initiation or threat of any proceeding for any such purpose, and (vi) any material developments concerning the Company, the Offer or the Solicitation, including, without limitation, the commencement of any lawsuit concerning the Company, the Offer or the Solicitation. In the case of clauses (ii), (iii) and (vi) above, the Company will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect compliance with such requirement. The Company agrees to inform you of the filing with the Commission of any amendment to the Registration Statement and the filing of any amendment or supplement to the Prospectus. The Company also agrees to inform you when the Registration Statement and any post-effective amendment to the Registration Statement is declared effective. The Company agrees to provide you with any other information relating to the Offer, Solicitation, the Offer Materials or this Agreement that you may from time to time reasonably request. Following the effectiveness of the Registration Statement, the Company will file with the Commission a final prospectus in accordance with Rule 424(b). Subject to Section 3(b) below, the Company shall file promptly all reports with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date on which the Offer and Solicitation are commenced (the “Commencement Date”) and until the date on which the Outstanding Securities are exchanged for Exchange Securities pursuant to the Offer and Solicitation (the “Settlement Date”).

(d) The Company agrees that, a reasonable time prior to using or filing with the Commission or with any other federal, state or local or other governmental or regulatory agency, authority or instrumentality or court or arbitrator (“Other Agency”), or sending to any holder of Outstanding Securities, any Offer Materials or any amendments or supplements thereto, it will submit copies of such materials to you and will not use, permit the use of or file such materials with the Commission or any Other Agency to which you reasonably object. In the event that the Company uses or permits the use of, or files with the Commission or any Other Agency, any Offer Materials or amendments or supplements thereto (i) which have not been submitted to you for your comments, or (ii) with respect to which you reasonably object, then you shall be entitled to withdraw as Dealer Manager in connection with the Offer and the Solicitation without any liability or penalty to you or any other Indemnified Person (as defined in Section 6 hereof) and without loss of any right to the payment of all fees and expenses payable hereunder which have accrued or been incurred to the date of such withdrawal.

(e) The Company agrees that the Company has not made and will not make any offer relating to the Exchange Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act.

(f) The Company will cause copies of the most recent Preliminary Prospectus, or if then available, the Prospectus, the Letter of Transmittal and any other applicable Offer Materials (other than any press releases or newspaper advertisements relating to the Offer and Solicitation) as in effect at such time to be mailed or otherwise delivered or made available to each holder of the Outstanding Securities as soon as practicable on and after Commencement Date, and thereafter, to the extent practicable and until the expiration of the Offer and the Solicitation (the “Expiration Date”), to each person who becomes a holder of the Outstanding Securities.

(g) The Company will promptly use its reasonable best efforts to have the Pre-Effective Registration Statement, as it may be amended, declared effective by the Commission and to prevent the issuance of any stop order or of any order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus or suspending the qualification of the Exchange Securities for offering or exchange for Outstanding Securities in any jurisdiction and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(h) The Company will arrange, if necessary, for the qualification of the Exchange Securities for offer and exchange for Outstanding Securities under the securities or Blue Sky laws of such jurisdictions as you may designate and will maintain such qualifications in effect so long as required for the consummation of the Offer and Solicitation; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or exchange of the Exchange Securities, in any jurisdiction where it is not now so subject. The Company will also supply you with such information as is necessary for the determination of the legality of the Exchange Securities for investment under the laws of such jurisdictions as you may request.

(i) As soon as practicable, the Company will make generally available to its security holders and to the Dealer Manager an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) and Rule 158 of the Securities Act covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(j) None of the Company or any of its directors, officers, employees or agents will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the Offer or encourage tenders or Consents, in each case by holders of Outstanding Securities in the Offer and Solicitation. Without limiting the generality of the foregoing, none of the Company or any of its directors, officers, employees or agents will take any action prohibited by Regulation M under the Exchange Act in connection with the Offer and the Solicitation.

(k) The Company has made, or instructed the Warrant Agent to make, appropriate arrangements with The Depository Trust Company (“DTC”) to allow for the book-entry movement of Outstanding Securities tendered for exchange between DTC participants and the Warrant Agent.

(l) So long as the Exchange Securities are outstanding, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to holders of the Exchange Securities, and copies of any reports and financial statements furnished to or filed with the Commission (collectively, the “Filings”), except for all such Filings filed by the Company with the Commission in electronic format on the Electronic Data Gathering, Analysis and Retrieval System.

(m) The Company will comply with the Securities Act and the Exchange Act, as applicable, in conducting the Offer and the Solicitation and the issuance of Exchange Securities pursuant thereto as contemplated in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented.

(n) The Company will use its best efforts to list, subject to notice of issuance, the Exchange Securities on the New York Stock Exchange.

4. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees (i) on and as of the Commencement Date, (ii) on and as of any date on which Offer Materials are distributed to holders of the Outstanding Securities, (iii) on the Expiration Date and (iv) on and as of the Settlement Date that:

(a) (i) The Company has prepared and filed with the Commission the Pre-Effective Registration Statement on Form S-4, including a related Preliminary Prospectus, for registration under the Securities Act of the Exchange Securities in connection with the Offer and the Solicitation. The Pre-Effective Registration Statement will have been declared effective by the Commission prior to the Expiration Date and any request on the part of the Commission or any Other Agency for the amending or supplementing of the Offer Materials or for additional information has been and will be complied with. As filed, the Prospectus shall contain all information required by the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder. The Company meets the conditions for the use of Form S-4 with respect to Pre-Effective Registration Statement and the Registration Statement in connection with the Offer and Solicitation as contemplated by this Agreement.

(ii) (w) The Pre-Effective Registration Statement and any amendment thereto, as of the Commencement Date, and each Preliminary Prospectus (together with any supplement or amendment thereto), as of the date of the Pre-Effective Registration Statement and the date it is first used, as applicable, will comply in all material respects with the Securities Act, (x) the Registration Statement and any amendment thereto, as of the Effectiveness Date, the Expiration Date and the Settlement Date, as applicable, and the Prospectus (together with any supplement or amendment thereto), as of its date and as of, the Expiration Date, and the Settlement Date, as applicable, will comply in all material respects with the Securities Act, (y) the Pre-Effective Registration Statement and any amendment thereto as of the Commencement Date and the Registration Statement and any amendment thereto as of the Effectiveness Date, the Expiration Date and the Settlement Date, as applicable, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (z) each Preliminary Prospectus (together with any supplement or amendment thereto), as of the date of the Pre-Effective Registration Statement and the date it is first used, as applicable, and the Prospectus (together with any supplement or amendment thereto), as of its date and as of, the Expiration Date, and the Settlement Date, as applicable, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”), it being understood that the Dealer Manager Information in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus and the Prospectus shall include only the names and the contact information of the Dealer Manager on the back cover of each Preliminary Prospectus and the Prospectus and the Letter of Transmittal;

(b) (i) On the Commencement Date, it will duly file with the Commission a tender offer statement on Schedule TO pursuant to Rule 13e-4 promulgated by the Commission under the Exchange Act (the “Schedule TO”), a copy of which Schedule TO (including the documents required by Item 12 thereof to be filed as exhibits thereto) in the form in which it is to be so filed has been or will be furnished to the Dealer Manager, (ii) any amendments to the Schedule TO and the final form of all such documents filed with the Commission or published, sent or given to holders of Outstanding Securities will be furnished to you prior to any such amendment, filing, publication or distribution, (iii) the Schedule TO as so filed and as amended or supplemented from time to time will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, and (iv) the Schedule TO as filed or as amended or supplemented from time to time will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, except that the Company makes no representation or warranty with respect to any statement contained in, or any matter omitted from, the Schedule TO made in reliance upon and in conformity with the Dealer Manager Information.

(c) It has filed and will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any of its subsidiaries in connection with or relating to the Offer or the Solicitation that are required to be filed with the Commission, in each case, on the date of their first use.

(d) The Rule 165 Material when filed with the Commission complied or will comply in all material respects with the applicable requirements of the Securities Act; and no Rule 165 Material, at the time of first use, when taken together with each Preliminary Prospectus and the Prospectus, as then amended or supplemented, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Rule 165 Material made in reliance upon and in conformity with the Dealer Manager Information;

(e) At the Commencement Date, the Effectiveness Date, the Expiration Date and the Settlement Date, the Offer Materials other than the Preliminary Prospectus and the Prospectus at such date (i) complied and will comply in all material respects with all applicable requirements of the laws of those jurisdictions in which solicitations of tenders and consents are or will be made in the Offer pursuant to this Agreement and (ii) when taken together with each Preliminary Prospectus and the Prospectus, as then amended or supplemented, did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information;

(f) Each of the Rule 165 Material, the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus and the other Offer Materials, as amended or supplemented at such date, comply, and at all times during the period of the Offer and the Solicitation will comply, in all material respects, with the applicable requirements of the Securities Act, the Exchange Act, and with all applicable rules or regulations of the Commission and any Other Agency, including applicable “blue sky” or similar securities laws;

(g) The documents incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, when they became effective or were or are filed with the Commission, as the case may be, conformed, and any documents so filed and incorporated by reference after the date of this Agreement and on or prior to the Settlement Date will conform, when they are filed with the Commission, in all material respects to the requirements of the Exchange Act and with all applicable rules or regulations of any Other Agency, and none of such incorporated documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus or the other Offer Materials, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(h) The Company (including its agents and representatives, other than the Dealer Manager, in its capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to exchange the Exchange Securities (each such communication by the Company or their agents and representatives other than (i) any Preliminary Prospectus and (ii) the Prospectus;

(i) All of the Offer Materials furnished to you that are filed with the Commission will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T;

(j) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, be in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the making and consummation of the Offer and the Solicitation and the transactions contemplated hereby (a “Material Adverse Effect”); and the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement, except for entities that have been omitted pursuant to Item 601(b)(21) of Regulation S-K;

(k) All of the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares and except as otherwise described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party;

(l) The Company has full right, power and authority to take, and has duly taken, all necessary action to authorize (i) the Offer and Solicitation and the obtaining of the necessary funds therefor, (ii) the issuance, execution and delivery of the Exchange Securities, (iii) the exchange of the Exchange Securities for the Outstanding Securities, (iv) the execution, delivery and performance by the Company of (1) this Agreement and the consummation of the transactions contemplated by this Agreement and the Offer Materials and (2) the Warrant Amendment; and the Company has duly taken, or will take, all necessary corporate action to authorize any amendments or supplements to, or modification of, the Offer and the Solicitation and the Offer Materials;

(m) This Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Agreement is a valid and legally binding obligation of the Dealer Manager, constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”) and except as the enforceability of the indemnity provisions hereof may be limited by considerations of public policy; and this Agreement conforms in all material respects to the description thereof contained in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date;

(n) The Exchange Securities have been duly authorized for issuance and sale by the Company, and, when duly and validly issued and delivered in accordance with the terms of the Offer, will be duly and validly issued, fully paid and non-assessable;

(o) The Warrant Amendment has been duly authorized by the Company and, when the Warrant Agreement has been duly executed and delivered in accordance with its terms by the Company and the Warrant Agent, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms;

(p) Each of the Outstanding Securities conforms in all material respects to the description thereof contained in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date;

(q) Since the date of the most recent financial statements of the Company included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date; neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party;

(r) The making and consummation by the Company of the Offer, the Solicitation and the other transactions contemplated hereby and under the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, the execution, delivery and performance by the Company of this Agreement, the issuance and delivery of the Exchange Securities by the Company, the exchange of the Exchange Securities for the Outstanding Securities pursuant to the Offer, the execution, delivery and performance of the Warrant Amendment, and the making and consummation by the Company of the transactions contemplated hereby and under the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to any indenture, note, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of the Commission or any Other Agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate have a Material Adverse Effect;

(s) No consent, approval, authorization, order, registration, qualification or other action of, or filing with or notice to, the Commission or any Other Agency is required in connection with the making and consummation by the Company of the Offer, the Solicitation, and the other transactions contemplated hereby and under the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, the execution, delivery and performance by the Company of this Agreement, the issuance and delivery of the Exchange Securities by the Company, the exchange of the Exchange Securities for the Outstanding Securities pursuant to the Offer, or the execution, delivery and performance of the Warrant Amendment by the Company;

(t) No stop order, restraining order or denial of an application for approval has been issued and no proceedings, litigation or investigation have been initiated or, to the best knowledge of the Company, threatened before the Commission or any Other Agency with respect to the making and consummation by the Company of the Offer, the Solicitation, and the other transactions contemplated hereby and under the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, the execution, delivery and performance by the Company of this Agreement, the issuance and delivery of the Exchange Securities by the Company, the exchange of the Exchange Securities for the Outstanding Securities pursuant to the Offer, or the execution, delivery and performance of the Warrant Amendment by the Company;

(u) From the time of initial filing of the Pre-Effective Registration Statement with the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act.

(v) The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Dealer Manager with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Dealer Manager to engage in Testing-the-Waters Communications. The Company reconfirms that the Dealer Manager has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(w) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, and in connection with the Offer and the Solicitation, the Company has complied, and will continue to comply, in all material respects with the applicable provisions of the Exchange Act, including, without limitation, Sections 10 and 14 of the Exchange Act and Rules 10b-5 and 14e-1 thereunder;

(x) The Company’s financial statements and the related notes thereto included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles of the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, have been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(y) The statements in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, under the headings “Material U.S. Federal Income Tax Consequences” and “Description of Securities”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

(z) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials and that is not so described in such documents, each as amended or supplemented at such date;

(aa) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Dealer Manager for a brokerage commission, finder’s fee or like payment in connection with the offering and issuance of the Exchange Securities;

(bb) The Company is not, and after giving effect to the exchange of the Exchange Securities for the Outstanding Securities and the consummation of the Offer as described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended at such date, and will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”);

(cc) Except as described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; the descriptions in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Pre-Effective Registration Statement, the Registration Statement or described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, and the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, each Preliminary Prospectus, the Prospectus and the Offer Materials, each as amended or supplemented at such date; and the descriptions in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects;

(dd) The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect except (i) such as are described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date;

(ee) (i) The Company and its subsidiaries own or have the right to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses; (ii) the Company and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property, which claim, if the subject of an unfavorable decision, would result in a Material Adverse Effect; and (iv) to the knowledge of the Company, the Intellectual Property of the Company and its subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(ff) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect;

(gg) PricewaterhouseCoopers LLP, which has audited certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act;

(hh) The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets;

(ii) (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) or “endangered status” or “critical status” (within the meaning of Section 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification and (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA), except in each case with respect to the events or conditions set forth in (i) through (viii) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect;

(jj) No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect;

(kk) The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business;

(ll) The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course;

(mm) Neither the Company nor any of its directors, officers, employees or agents has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the Offer or encourage tenders of the Outstanding Securities or Consents by holders of Outstanding Securities in the Offer and Solicitation;

(nn) (i) The Company and its subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (c) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, (a) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (b) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws;

(oo) Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(pp) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(qq) Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, or affiliate is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea, Sudan, and Syria (each, a “Sanctioned Country”); and for the past 5 years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(rr) No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Pre-Effective Registration Statement or the Registration Statement with the Commission or the issuance of the Exchange Securities and the consummation of the Offer and Solicitation;

(ss) The making or consummation of the Offer and Solicitation, the consummation of the other transactions contemplated by this Agreement and the Offer Materials or the issuance and delivery of the Exchange Securities, as described in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors;

(tt) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(uu) Nothing has come to the attention of the Company that has caused the Company to believe that the industry statistical and market-related data included in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, is not based on or derived from sources that are reliable and accurate in all material respects;

(vv) The Company has paid the registration fee for the issuance of the Exchange Securities pursuant to the Offer in accordance with Rule 457 under the Securities Act;

(ww) There is and has been no failure on the part of either the Company or its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications;

(xx) The Company and its subsidiaries maintain a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act; and

(yy) The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, each Preliminary Prospectus, the Prospectus and the other Offer Materials, each as amended or supplemented at such date, there are no material weaknesses or significant deficiencies in the internal controls of the Company and its subsidiaries.

Any certificate signed by any officer of the Company and delivered to you or your counsel in connection with the Offer and Solicitation shall be deemed a representation and warranty by the Company as to matters covered thereby, to you.

5. Conditions to Obligations of the Dealer Manager. Your obligation to act as Dealer Manager hereunder shall at all times be subject to the following conditions:

(a) All representations, warranties and other statements of the Company contained herein are now, and at all times during the period of the Offer and Solicitation (including as of the Settlement Date) shall be, true and correct; the Company at all times shall have performed in all material respects all of its respective obligations hereunder; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct.

(b) Each Preliminary Prospectus and any supplement thereto shall have been either (i) filed with the Commission pursuant to Rule 424(a) within the applicable time period prescribed for such filing under the Securities Act or (ii) included in the Registration Statement or any post-effective amendment thereto; the Registration Statement and any post-effective amendment to the Registration Statement shall have become effective on or prior to the Expiration Date; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any part thereof shall have been issued and no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act shall have been initiated or threatened; to the extent required, the Prospectus and any supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing under the Securities Act; to the extent required, all other Offer Materials, including, without limitation, any Rule 165 Material, shall have been filed within the applicable time period prescribed for such filing under the Securities Act; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(c) On the Commencement Date and on the Settlement Date, Davis Polk & Wardwell LLP, counsel to you, shall have furnished to you, as Dealer Manager, their written opinion and negative assurance letter, dated the respective date of delivery thereof, with respect to such matters as you may reasonably request and such counsel shall have received such papers and information as they may reasonably request to enable them to pass on such matters. In the event of an amendment of the Offer or the Solicitation (other than an amendment solely to extend the the Expiration Date), Davis Polk & Wardwell LLP will also furnish you, from time to time, up to the completion of the Offer and the Solicitation, any further opinion of counsel as you may reasonably request.

(d) On the Commencement Date and on the Settlement Date, Goodwin Procter LLP, counsel to the Company, shall have furnished to you, as Dealer Manager, their written opinion and negative assurance letter, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to you. In the event of an amendment of the Offer or the Solicitation (other than an amendment solely to extend the Expiration Date), Goodwin Procter LLP will also furnish you, from time to time, up to the completion of the Offer and the Solicitation, any further opinion of counsel, satisfactory to your counsel, as you may reasonably request.

(e) On the Commencement Date and on the Settlement Date, PricewaterhouseCoopers LLP shall have furnished to you, at the request of the Company, letters, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to you, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus and the Offer Materials; provided that each such letter delivered shall use a “cut-off” date no more than three business days prior to the respective date of delivery.

(f) You shall have received on and as of the Settlement Date, a certificate or certificates of an executive officer of the Company with specific knowledge about the Company’s financial matters, satisfactory to you, in which such officer, to the best of his or her knowledge after reasonable investigation, shall state: that the representations and warranties in this Agreement are true and correct at and as of such dates; that the Company has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such dates; that subsequent to the respective dates as of which information is given in the Pre-Effective Registration Statement, the Registration Statement, a Preliminary Prospectus and the Prospectus, there has not been any event or development with respect to the Company and its subsidiaries taken as a whole that would reasonably be expected to result in a Material Adverse Effect, otherwise than as set forth or contemplated in a Preliminary Prospectus and the Prospectus; that the matters set forth in subsection (b), as of such Settlement Date, of this Section 5 are true and correct; and to the accuracy as to such other matters as you may reasonably request.

(g) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would prevent the making or consummation of the Offer and Solicitation or the issuance of the Exchange Securities or prevent the Dealer Manager from rendering services pursuant to this Agreement or continuing so to act, as the case may be; and no injunction or order of any federal, state or foreign court shall have been issued that would prevent the making or consummation of the Offer and Solicitation or the issuance of the Exchange Securities or prevent the Dealer Manager from rendering services pursuant to this Agreement or continuing so to act, as the case may be.

(h) The Exchange Securities to be delivered on the Settlement Date shall have been approved for listing on The New York Stock Exchange, subject to official notice of issuance.

(i) You shall have received on and as of each of the Commencement Date and Settlement Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as you may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(j) On or prior to the Commencement Date and Settlement Date, the Company shall have furnished to the Dealer Manager such further information, certificates and documents as the Dealer Manager may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Dealer Manager.

6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Dealer Manager, its affiliates and its officers, directors, employees, agents of and each other entity or person, if any, controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) the Dealer Manager or any such other persons (each an “Indemnified Person”) from and against any and all losses, claims, damages and liabilities (or actions or proceedings in respect thereof), whether or not in connection with pending or threatened litigation to which the Dealer Manager (or any other Indemnified Person) may be a party, in each case as such expenses are incurred or paid, (i) arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission made in the Dealer Manager Information, (B) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any other Offer Materials, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission made in the Dealer Manager Information, (C) any breach by the Company of any representation or warranty or failure to comply with any of the agreements set forth in this Agreement, or (D) any withdrawal, termination, rescission or modification of the Offer and Solicitation, or the failure to issue Exchange Securities for Outstanding Securities tendered pursuant to the Offer by the Company or (ii) otherwise arising out of, relating to or in connection with or alleged to arise out of, relate to or be in connection with the Offer and Solicitation, the transactions contemplated by this Agreement or the engagement of, and services performed by, the Dealer Manager under this Agreement, or any claim, litigation, investigation (including any governmental or regulatory investigation) or proceedings relating to the foregoing (“Proceedings”) regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse such Indemnified Persons for any and all expenses (including, without limitation, reasonable fees and disbursements of counsel and other out-of-pocket expenses) as they are incurred in connection with investigating, responding to or defending any of the foregoing, provided that the indemnification in clause (ii) above will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or expenses to the extent that they are finally judicially determined to have resulted primarily from the bad faith, gross negligence or willful misconduct of such Indemnified Person pursuant to clauses (a)(i)(B) and (a)(i)(C) above.

(b) If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage, liability or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Dealer Manager, on the other hand, from the Offer and Solicitation and the transactions contemplated thereby, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing clause (i), but also the relative fault of the Company, on the one hand, and of the Dealer Manager, on the other hand, in connection with the statements, actions, or omissions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and by the Dealer Manager, on the other hand, shall be deemed to be in the same proportion as (i) the total value paid or contemplated to be paid or received or contemplated to be received by the Company or the holders of the Outstanding Securities, as the case may be, in connection with the Offer, whether or not the Offer is consummated, bears to (ii) the aggregate fee paid or to be paid to the Dealer Manager pursuant to Section 2(a) of this Agreement. The relative fault of the Company on the one hand, and of the Dealer Manager, on the other hand, (i) in the case of an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the Company or by the Dealer Manager and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company or by the Dealer Manager and the parties’ relative intent, knowledge, access to information, and opportunity to prevent such action or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, liabilities or expenses referred to in this paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim.

(c) Promptly after the receipt by an Indemnified Person of notice of the commencement of any Proceedings, such Indemnified Person will, if a claim is to be made hereunder against the Company in respect thereof, notify the Company in writing of the commencement thereof; provided that (i) the failure to so notify the Company will not relieve the Company from any liability which it may have hereunder except to the extent it has been materially prejudiced (through forfeiture of substantive rights or defenses) by such failure and (ii) the failure to so notify the Company will not relieve the Company from any liability which it may have to an Indemnified Person otherwise than on account of this indemnity agreement. In case any such Proceedings are brought against any Indemnified Person and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein and, to the extent that the Company may elect by written notice delivered to such Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, provided that if the defendants in any such Proceedings include both such Indemnified Person and the Company and such Indemnified Person shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Company, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Proceedings on behalf of such Indemnified Person. Upon receipt of notice from the Company to such Indemnified Person of its election so to assume the defense of such Proceedings and approval by such Indemnified Person of counsel, the Company shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof (other than reasonable costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by J.P. Morgan Securities LLC, representing the Indemnified Persons who are parties to such Proceedings), (ii) the Company shall not have employed counsel reasonably satisfactory to such Indemnified Person to represent such Indemnified Person within a reasonable time after notice to the Company of commencement of the Proceedings or (iii) the Company has authorized in writing the employment of counsel for such Indemnified Person.

(d) The Company shall not be liable for any settlement of any Proceedings effected without the Company’s written consent (which consent shall not be unreasonably withheld or delayed), but if settled with the Company’s written consent or if there be a final judgment for the plaintiff in any such Proceedings, the Company agrees to indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that the Company reimburse such Indemnified Person for legal or other expenses in connection with investigating, responding to or defending any Proceedings as contemplated by this Section 6, the Company shall be liable for any settlement of any Proceedings effected without the Company’s written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of such request for reimbursement and (ii) the Company shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of an Indemnified Person, effect any settlement of any pending or threatened Proceedings in respect of which indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such Proceedings and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) The indemnity, reimbursement and contribution obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to an Indemnified Person and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company and any Indemnified Person.

7. Termination. This Agreement shall terminate upon the earlier to occur of (i) the consummation, termination or withdrawal of the Offer and the Solicitation and (ii) the date three (3) months from the date hereof, and may be terminated by either the Company or you at any time, with or without cause, effective upon receipt by the other party of written notice to that effect.

8. Survival. The provisions of Sections 1(e), 2, 3, 4, 6, 9, 10, 11, 12, 13 and 14 hereof shall remain operative and in full force and effect regardless of (i) any failure by the Company to commence, or the withdrawal, termination or consummation of, the Offer or Solicitation, (ii) any investigation made by or on behalf of any party hereto, (iii) any withdrawal by you as a Dealer Manager and (iv) any termination of this Agreement.

9. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “Effectiveness Date” shall mean the date that the Registration Statement is declared effective by the Commission.

10. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be given (and shall be deemed to have been given upon receipt) by delivery in person, by telecopy, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the applicable party at the addresses indicated below:

(a) if to J.P. Morgan Securities LLC:

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Fax: (212) 622-8358

Attention: Equity Syndicate Desk

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Derek Dostal

Email: derek.dostal@davispolk.com

(b) if to the Company:

Nerdy Inc.

101 S. Hanley Rd., Suite 300

St. Louis, MO 63105

Attention: Jason Pello

Email: jason.pello@varsitytutors.com

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: John Mutkoski

Email: jmutkoski@goodwinlaw.com

11. Governing Law; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company and you irrevocably agree to waive trial by jury in any action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of this Agreement or the performance of services hereunder.

12. Submission to Jurisdiction. The Company irrevocably submits to the exclusive jurisdiction of any U.S. Federal or New York State court in the Borough of Manhattan in the City, County and State of New York, United States of America, in any legal suit, action or proceeding based on or arising under this Agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. To the extent permitted by law, the Company hereby waives any objections to the enforcement by any competent court in the State of Delaware and the State of Missouri of any judgment validly obtained in any such court in New York on the basis of any such legal suit, action or proceeding. The Company has appointed The Corporation Trust Company (the “Authorized Agent”) as their authorized agent upon whom process may be served in any such legal suit, action or proceeding. Such appointment shall be irrevocable. The Authorized Agent has agreed to act as said agent for service of process and the Company agrees to take any and all action, including the filing of any and all documents and instruments and the payment of any further fees, that may be necessary to continue such appointment in full force and effect as aforesaid. The Company further agrees that service of process upon the Authorized Agent and written notice of said service to the Company shall be deemed in every respect effective service of process upon the Company in any such legal suit, action or proceeding. Nothing herein shall affect the right of the Dealer Manager or any person controlling the Dealer Manager to serve process in any other manner permitted by law. The provisions of this Section 12 are intended to be effective upon the execution of this Agreement without any further action by the Company, and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.

13. Benefit. This Agreement, including any right to indemnity or contribution hereunder, shall inure to the benefit of and be binding upon the Company, the Dealer Manager and the other Indemnified Persons, and their respective successors and assigns. Subject to the foregoing, nothing in this Agreement is intended, or shall be construed, to give to any other person or entity any right hereunder or by virtue hereof.

14. Miscellaneous. Except for that certain Engagement Letter dated August 10, 2023 between Company and the Dealer Manager, this Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all prior understandings, agreements and arrangements, written or oral, with respect thereto. This Agreement may not be amended or modified except by a writing executed by each of the parties hereto. Section headings herein are for convenience only and are not a part of this Agreement. In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect. This Agreement may not be assigned by any party hereto without the prior written consent of each other party. None of the parties hereto shall be responsible or have any liability to any other party for any indirect, special or consequential damages arising out of or in connection with this Agreement or the transactions contemplated hereby, even if advised of the possibility thereof.

15. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”), including via www.docusign.com and any other electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, shall be effective as delivery of a manually executed counterpart thereof.

Please indicate your willingness to act as Dealer Manager and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this Agreement so signed, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and you.

Very truly yours,

NERDY INC.

By:	/s/ Jason Pello
Name:	Jason Pello
Title:	Chief Financial Officer

Accepted as of the

date first above written:

J.P. MORGAN SECURITIES LLC

By:	/s/ Gaurav Maria
Name: Title:	Gaurav Maria Managing Director